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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 25, 2003
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                                 PubliCARD, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                  Pennsylvania

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                 (State or Other Jurisdiction of Incorporation)



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        0-29794                                         23-0991870
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
(Commission File Number)                    (I.R.S. Employer Identification No.)
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
 620 Fifth Avenue, 7th Floor,
 New York, NY                                                      10020
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
(Address of Principal Executive Offices)                         (Zip Code)
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Registrant's telephone number, including area code             (212) 651-3102
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Item 5.  Other Events and Regulation FD Disclosure.

      On March 25, 2003, PubliCARD, Inc. ("PubliCARD") announced that its shares of common stock would be delisted from trading on the Nasdaq SmallCap Market effective March 28, 2003. A copy of the press release announcing the delisting determination is filed as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(a)   Not applicable

(b)   Not applicable

(c)   Exhibits

      99.1 Press release dated March 25, 2003

      99.2 Press release dated March 28, 2003

Item 9.  Regulation FD Disclosure.

      The following information is provided under Item 12 of Form 8-K, "Results of Operations and Financial Condition".

      On March 28, 2003, PubliCARD announced its results of operations for the three months and year ended December 31, 2002. PubliCARD also announced that its previously filed reports on Form 10-Q for the periods ended March 31, 2002, June 30, 2002 and September 30, 2002 would be amended and the financial statements included therein would be restated because PubliCARD failed to separately identify and amortize definite lived intangible assets from goodwill in compliance with Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets", which PubliCARD adopted effective January 1, 2002. A copy of the press release announcing the results of operations and amendments to previously filed Form 10-Q reports is filed as Exhibit 99.2.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PubliCARD, Inc.


Date:  March 31, 2003           /s/ Antonio L. DeLise
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                                Antonio L. DeLise, President,
                                Chief Executive Officer, Chief Financial Officer
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                                  EXHIBIT INDEX

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Exhibit
Number    Description
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
99.1 Press release dated March 25, 2003 announcing delisting of PubliCARD, Inc.'s common stock from the Nasdaq SmallCap Market

99.2 Press release dated March 28, 2003 announcing the results of operations for the three months and year ended December 31, 2002, and amendments to previously filed Form 10-Q reports for the first three quarters of 2002
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